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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [X] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                (Name of Registrant as Specified in Its Charter)

      Information Resource Engineering, Inc.
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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                           [SAFENET/IRE LETTERHEAD]


                                                                    NEWS RELEASE

                                                         Contact: Barbara Kunetz
                                                                  (410) 931-7587
                                                                 bkunetz@ire.com

                                                                 Kendra Boccelli
                                                                    Blanc & Otus
                                                                  (617) 225-9990
                                                             kboccelli@bando.com

              INSTITUTIONAL SHAREHOLDER SERVICES RECOMMENDS SUPPORT
                      FOR CURRENT IRE BOARD AND MANAGEMENT

BALTIMORE, Maryland, (July 6, 1998) --- Information Resource Engineering (IRE) Inc. (NASDAQ/NM:IREG), announced today that Institutional Shareholder Services
(ISS) has recommended that IRE shareholders support management's director nominees at the Company's annual meeting to be held on July 10, 1998. ISS, located in Bethesda, MD, stated in its report that it believes that "the company is on the right track" and recommends that shareholders "vote the WHITE card in favor of the management director nominees and discard the dissident BLUE card."

ABOUT ISS
ISS is a world leading provider of proxy voting and corporate governance services. ISS analyzes proxy issues and recommends votes for shareholder meetings throughout the world each year.

ABOUT IRE
IRE, the developer of the first commercial Virtual Private Network (VPN) in 1985 and the first Internet VPN solution in 1995, specializes in offering integrated, standards-based VPN products for any organization requiring an affordable, private communications solution over public and shared networks. Based in Baltimore, MD, IRE offers a broad range of VPN solutions that leverage IRE's extensive security expertise, featuring the industry's most sophisticated encryption technology. IRE's solutions are deployed worldwide by many Fortune 1000 organizations, over 1500 banks worldwide, including 13 of the top 15 U.S. banks, and several government agencies, including the U.S. Treasury and the Federal Bureau of Investigation (FBI).

SafeNet is a trademark of Information Resource Engineering, Inc.